                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL
                                    TO TENDER
                        8 3/8% SENIOR SUBORDINATED NOTES
                                    DUE 2008
                                       OF
                                PHARMERICA, INC.
                           PURSUANT TO THE PROSPECTUS
                               DATED JUNE 19, 1998

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THE EXCHANGE OFFER WILL, EXPIRE AT 5:00 P.M., NEW YORK TIME, ON ________________
UNLESS EXTENDED (AS SO EXTENDED, THE "EXPIRATION DATE"). EXCEPT AS PROVIDED
UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD NOTES (AS DEFINED HEREIN) MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE
EXPIRATION DATE UNLESS SUCH OLD NOTES HAVE BEEN ACCEPTED FOR EXCHANGE BY CCA HOLDINGS CORP. PRIOR THERETO.
-------------------------------------------------------------------------------

                                       To:
                  HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

By Mail, By Hand or Overnight Delivery:            By Facsimile:
Harris Trust and Savings Bank                      (212) 701-7636
c/o Harris Trust Company of New York
88 Pine St., 19th Floor                            Confirmation and Information:
New York, NY 10005                                 (212) 701-7624
Attn:    Reorganization Department

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute valid delivery.

         The undersigned acknowledges receipt and review of the prospectus dated June 19,1998 (the "Prospectus") of PharMerica, Inc., a Delaware corporation ("Issuer") and this Letter of Transmittal relating to the Issuer's 8d% Senior Subordinated Notes due 2008 ("Old Notes"), which constitutes the Issuer's offer ("Exchange Offer") to exchange Old Notes for 8d% Senior Subordinated Notes due 2008 ("New Notes") in accordance with the terms and conditions described in the Prospectus. Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

         This Letter of Transmittal must be used if (i) Old Notes are to be physically delivered herewith, (ii) delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" in the Prospectus, or
(iii) the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" are to be utilized. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         A holder who wishes to tender Old Notes must, at a minimum, complete columns (1) and (3) in the box below, captioned "Description of Old Notes," and sign in the box below captioned "Sign Here." If only columns (1) and (3) are completed, the holder will be deemed to have tendered all Old Notes listed in column (3) of the box captioned "Description of Old Notes." If a holder wishes to tender less than all of such Old Notes, column (4) must be completed in full, and such bolder should refer to Instruction 4 of the instructions hereto ("Instructions") regarding completion of this Letter of Transmittal.

         Holders who desire to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

         If the undersigned is in the person in whose name the Old Notes tendered are registered on the books of the Issuer, a properly completed bond power must be obtained from the registered holder of such Old Notes and submitted with this letter of Transmittal in order to tender them pursuant to this letter of Transmittal. See Instructions 1 and 5.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                        COMPLETING ANY INFORMATION BELOW.

Ladies and Gentlemen:

         Pursuant to the offer by the Issuer to exchange up to $325,000,000 principal amount of Old Notes for up to $325,000,000 principal amount of New Notes, upon the terms and subject to the conditions set forth in the Prospectus and this letter of Transmittal, the undersigned hereby tenders to the Issuer the Old Notes indicated below. Accrued interest on Old Notes accepted for exchange will not be paid, but will instead continue to accrue.

         Subject to and effective upon acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to all the Old Notes that are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Old Notes and all evidences of transfer and authenticity to, or upon the order of, the Issuer for registration in the name of the undersigned on the books of the Issuer if the undersigned is not currently the registered holder thereof, (b) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer upon receipt by the Exchange Agent as the undersigned's agent, of the New Notes to be issued in exchange therefor, (c) present such Old Notes for cancellation and transfer on the books of the Issuer and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange and exchanged by the Issuer, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

         The undersigned further represents and warrants that (i) this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission set forth in Exxon Capital Holdings Corp., SEC No-Action letter (April 13, 1989), Morgan Stanley & Co., Inc., SEC No-Action Letter (June 5, 1991) and Shearman & Sterling, SEC No-Action (July 2,1993) that the New Notes may be offered for resale, resold and otherwise transferred by the holders thereof without compliance with the registration and prospectus delivery provisions of the Securities Act or 1933, as amended (the "Securities Act"),
(ii) the New Notes are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder of the Old Notes, (iii) no such person has any arrangement with any person to participate in the distribution of such New Notes and (iv) no such person is an "affiliate" of the Issuer or any of the Guarantors within the meaning of Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive

New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so agreeing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         Listed below are the Old Notes tendered by the undersigned upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. The undersigned understands that the minimum permitted tender is $1,000 principal amount of Old Notes and that all other tenders must be in integral multiples of $1,000.


                            DESCRIPTION OF OLD NOTES

-------------------------------------------------------------------------------------------------------------------
                  (1)                             (2)                       (3)                       (4)
                                                                                               Principal Amount
 Name(s) and Address(es) of Registered        Certificate                                    Tendered (must be an
               Holder(s)                   Number(s)* (Attach       Aggregate principal      integral multiple of
      (Please fill in, if blank)            separate list if        Amount of Old Notes            $1,000)**
                                               necessary)
-------------------------------------------------------------------------------------------------------------------

  ----------------------------------      -------------------      --------------------       -----------------
-------------------------------------------------------------------------------------------------------------------

  ----------------------------------      -------------------      --------------------       -----------------
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  ----------------------------------      -------------------      --------------------       -----------------
-------------------------------------------------------------------------------------------------------------------

  ----------------------------------      -------------------      --------------------       -----------------
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  ----------------------------------      -------------------      --------------------       -----------------
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  ----------------------------------      -------------------      --------------------       -----------------
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


*        Need not be completed by holders tendering by book-entry transfer.

** Need not be completed by holders who wish to tender all Old Notes listed. Unless otherwise indicated in column (4), the holder(s) will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes listed in column (3).

NOTE:        SIGNATURES MUST BE PROVIDED IN THE BOX BELOW CAPTIONED "SIGN HERE."
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -------------------------
         Account Number:
                        ----------------------------------------
         at The Depository Trust Company.

Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):
                                         ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                               -----------------

         If Delivery is by Book-Entry Transfer, provide Account Number:
                                                                       ---------
         at The Depository Trust Company.

[ ]      CHECK HERE IF OLD NOTES ARE BEING DELIVERED HEREWITH

              TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

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                  PAYER'S NAME:   Harris Trust and Savings Bank
--------------------------------------------------------------------------------------------------------------------
                                  PART 1 --- Please provide your TIN in
SUBSTITUTE                        the box at right and certify by         TIN:
                                                                              --------------------------------------
FORM W-9                          signing and dating below.                        Social Security Number or
DEPARTMENT OF THE TREASURY                                                         Employer Identification Number
INTERNAL REVENUE SERVICE         -----------------------------------------------------------------------------------

PAYER'S REQUEST FOR TAXPAYER      PART II --- For Payees Exempt From Backup Withholding (see instructions).
IDENTIFICATION NUMBER ("TIN")     CERTIFICATION --- Under the penalties of perjury, I certify that:
AND CERTIFICATION                 (1)      The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                                  (2)      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                           Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 -----------------------------------------------------------------------------------

                                  SIGNATURE                                   DATE:
                                           ----------------------------------      ---------------------------------
--------------------------------------------------------------------------------------------------------------------


Instructions for Parts 1 and 2. Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, please call your tax advisor. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct Taxpayer Identification Number ("TIN") in
Part 1, write "Exempt" in Part 2 and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, you must provide to the Issuer a completed Form W-4, Certificate of Foreign Status.

Instructions for Certification. You must cross out Item (2) in the Box marked "Certification" in the Substitute Form W-9 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. Note: Failure to complete and return this Form may result in backup withholding of 31% of any payments made to you as a result of the Exchange Offer or on Account of the New Notes.

                                      * * *

         Upon satisfaction or waiver of the conditions to the Exchange Offer, the Issuer will accept promptly after the Expiration Date all properly tendered Old Notes and will deliver the New Notes in exchange therefor promptly after acceptance of such old Notes. Interest on Old Notes accepted for exchange in the Exchange Offer will accrue to the Expiration Date, will be added to the New Notes as if accrued on the New Notes, and will continue to accrue without interruption on the Expiration Date.

         For purposes of the Exchange Offer, the Issuer will be deemed to have accepted for exchange tendered Old Notes if, as and when the Issuer gives oral or written notice to the Exchange Agent of their acceptance for exchange of the tenders of such Old Notes. New Notes will be delivered by deposit of the same with the Exchange Agent, which will act as agent for tendering holders for the purpose of receiving New Notes from the Issuer and transmitting the same to such holders.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

         EXCEPT AS PROVIDED UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH OLD NOTES HAVE BEEN ACCEPTED FOR EXCHANGE BY THE ISSUER PRIOR THERETO.

         The Issuer may, in its sole discretion, extend the period of time for which the Exchange Offer is open, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer has been extended. The Issuer shall make a public announcement of any such extension of the Exchange Offer no later than 9:00 a.m. New York City time, on the next business day after the previously scheduled Expiration Date.

         In the event the Issuer should modify the consideration offered for Old Notes in the Exchange Offer, such modified consideration would be paid to all holders of Old Notes accepted in the Exchange Offer, including the holders who tendered before the announcement of such modification. If the consideration is modified, the Exchange Offer will remain open at least ten business days from the date the Issuer gives notice, by public announcement or otherwise, of such modification, as required by applicable law.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions" below, please (i) issue the New Notes and (ii) return any Old Notes not tendered or not exchanged, in the Name(s) of the undersigned (and, in the case of Old Notes tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail (i) the New Notes and (ii) any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate), to the undersigned at the address shown in the box captioned "Description of Old Notes" above. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes, return any Old Notes not tendered or not exchanged and mail any check and any certificates to the person(s) and address(es) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name(s) of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. By completing the box entitled "Description of Old Notes" and signing this Letter of Transmittal, the undersigned will be deemed to have tendered the Old Notes indicated in such box, and will receive New Notes in exchange for such Old Notes.

--------------------------------------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS
                (See Instruction 7)

To be completed ONLY if (i) the New Notes and/or (ii) the Old Notes (if any) not tendered or not exchanged are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer that are not tendered or not exchanged are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than as designated above.

(Check appropriate boxes)

[ ]  New Notes                                         [ ] Old Notes


Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Include Zip Code)

--------------------------------------------------------------------------------
                         (Taxpayer ID or Social Security Number)


[ ] Credit untendered or unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account at The Depository Trust Company.

Account Number
              ------------------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 7)

To be completed ONLY if (i) the New Notes and/or (ii) the Old Notes (if any) not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box captioned "Description of Old Notes" above.

(Check appropriate boxes)

[ ]  New Notes                                         [ ] Old Notes

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)


Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                     (Taxpayer ID or Social Security Number)

                                    SIGN HERE
                    To be completed by all tendering holders
         (Including those completing the Notices of Guaranteed Delivery)

-----------------------------------------            ----------------------------------------------
         Signature of Owner                                Signature of Owner (If more than one)

Dated:                     , 1997           Area Code and Telephone Number:
      ---------------------                                                ------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by Old Notes and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)

                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                           -----------------------------------------------------

Taxpayer ID or Social Security Number(s)
                                        ----------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED C SEE INSTRUCTIONS 1 AND 5)

----------------------------------              -------------------------------
          NAME OF FIRM                              AUTHORIZED SIGNATURE


Address and Telephone
Number of Firm
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Print Name
          ----------------------------------------------------------------------

Title
      --------------------------------------------------------------------------

Dated                      , 1997
     ----------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (which term, for purposes of this Letter of Transmittal, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of the Old Notes tendered herewith) and such holder(s) have not completed either the box captioned "Special Issuance Instructions" or the box captioned "Special Delivery Instructions" on this Letter of Transmittal or (b) such Old Notes are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be used if (i) Old Notes are to be forwarded to the Exchange Agent herewith, (ii) delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Notes" or (iii) the guaranteed delivery procedures described under the same caption and under "--Guaranteed Delivery Procedures" in the Prospectus are to be utilized.

         All physically delivered Old Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Old Notes tendered herewith, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the holder of Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes to be delivered, stating that tender is being made thereby and guaranteeing that the certificate(s) representing the Old Notes, the Letter of Transmittal and all other documents required thereby will be deposited by the Eligible Institution with the Exchange Agent within five business days after the Expiration Date and (c) all physically delivered Old Notes in proper form for transfer (or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Old Notes so delivered), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer C Guaranteed Delivery Procedures".

         THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF OLD NOTES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED, AND ENOUGH TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance for exchange of the Old Notes.

         3. INADEQUATE SPACE. If the space provided is inadequate, the aggregate principal amount of the Old Notes being tendered and the certificate numbers (if available) must be listed on a separate schedule signed by the tendering holder and attached hereto.

         4. PARTIAL TENDERS. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, the holder must fill in the principal amount of Old Notes which are tendered in column (4) of the box captioned "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in Column (4). In the case of partial tenders, Old Notes in fully registered form for the principal amount of Old Notes not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate box on this Letter Of Transmittal, promptly after the Expiration Date.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. The signature(s) of the registered holder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes, without alteration, enlargement or any change whatsoever.

         If any of the Old Notes are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which Old Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes, no endorsements of Old Notes or separate bond powers are required. If, however, the Interest Payments are to be made, the New Notes are to be issued, or Old Notes not tendered or not exchanged are to be issued or returned in the name(s) of any person(s) or address(es) other than those of the registered holder(s), then endorsements of certificates transmitted hereby and separate bond powers are required, and signatures on any such Old Notes or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) on such Old Notes. Signature(s) on any such Old Notes or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and proper evidence, satisfactory to the Issuer, of the authority of such person to so act must be submitted with this Letter of Transmittal (unless waived by the Issuer).

         6. TRANSFER TAXES. The Issuer will pay or cause to be paid security transfer taxes, if any, with respect to the exchange and transfer of Old Notes pursuant to the Exchange Offer. If, however, New Notes are to be issued to, or Old Notes not tendered or not exchanged are to be delivered to or are to be issued or registered in the name of, any person other than the registered holder(s), or if tendered Old Notes are to be registered in the name of any person other than the transferor of Old Notes to the Issuer or its order pursuant to the Exchange offer, then the amount of any such security transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be payable by the tendering holder. If satisfactory evidence of the payment of such tax, or exemption therefrom, is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If any of (i) the New Notes or (ii) any Old Notes not tendered or not exchanged are to be issued or returned to or in the name of a person other than the person(s) signing this Letter of Transmittal, or if any of (i) the New Notes or (ii) any Old Notes not tendered or not exchanged, are to be mailed to a person other than the person(s) signing this letter of Transmittal at an address other than that shown above, the applicable box(es) on this Letter of Transmittal should be completed. Holders tendering Old Notes by book-entry transfer may request that the Old Notes not tendered or not exchanged be credited to an account maintained at one of the Book-Entry Transfer Facilities. If no instructions are given, such Old Notes not tendered will be returned to the name and address of the person signing this letter of Transmittal, or, at the Issuer's option, by crediting the account of the Book-Entry Transfer Facility so designed

         8. SUBSTITUTE FORM W-9. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for payment provide the Exchange Agent (as payor) with his correct TIN, which, in the case of a holder who is an individual, is his social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, backup withholding at the rate of 31% may be imposed upon any payments resulting from the Exchange Offer or made on account of the New Notes. If withholding results in an overpayment of taxes, a holder may be eligible for refund. In order to avoid such backup withholding, each tendering holder must provide the Exchange Agent with such holder's correct TIN by completing the Substitute Form W-9 (the "Form") set forth in this Letter of Transmittal. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of the Form, write "Exempt" in Part 2 of such Form, and sign and date the Form. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, entitled "Certificate of Foreign Status." Such Forms W-8 may be obtained from the Exchange Agent. If a holder does not have a TIN, such holder should write "Applied For" in the space for the TIN; if notice of the TIN assigned to such holder is not received by the Exchange Agent within 60 days, backup withholding will begin and continue until the Exchange Agent is in receipt of notice of such TIN. Note: Writing "Applied For" on the Form means that a holder has already applied for a TIN or that a holder intends to apply for a TIN.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require withholding at the rate of 31% to be imposed on the amount of any payments made to the tendering holder as a result of the Exchange offer or on account of the New Notes.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth in this Letter of Transmittal.

         10. SATISFACTION AND WAIVER OF CONDITIONS. All questions as to the validity, form, eligibility (including time of receipt), acceptance for exchange or withdrawal of any tender of Old Notes pursuant to any of the procedures described herein or in the Prospectus will be determined by the Issuer in its sole discretion, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance for exchange of which may, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to amend, waive or modify any of the conditions of the Exchange Offer as set forth in the Prospectus under the caption"The Exchange Offer -- Conditions to the Exchange Offer," or to waive any defect or irregularity in any tender with respect to any particular Old Notes or any particular holder. The interpretation of the terms and conditions of the Exchange offer (including this Letter of Transmittal and the Instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived by the Issuer, any defects or irregularities in connection with the tender of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give any such modification.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at its address set forth on the front page of this Letter of Transmittal for further instructions.

         12. WITHDRAWAL. Except as otherwise provided below, tenders of Old Notes pursuant to the Exchange Offer are irrevocable and no withdrawal rights are being afforded to holders of Old Notes. EXCEPT AS PROVIDED UNDER APPLICABLE SECURITIES LAWS, TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE UNLESS SUCH OLD NOTES HAVE BEEN ACCEPTED FOR EXCHANGE PRIOR THERETO. To be effective with respect to the tender of Old Notes, a notice of withdrawal must (i) be given in writing or by facsimile transmission and be timely received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal before acceptance by the of the Old Notes relating to such withdrawal, (ii) specify the name(s) of the person(s) who tendered the Old Notes and the principal amount of Old Notes to be withdrawn, (iii) where Old Notes have been delivered or otherwise identified to the Exchange Agent, specify the name(s) in which such Old Notes are registered (if different from the person(s) tendering the Old Notes) and the certificate numbers of the particular Old Notes to be withdrawn,
(iv) if Old Notes have been tendered pursuant to the procedure for book-entry transfer, specify the name, account number and Book-Entry Transfer Facility to be credited with the withdrawn Old Notes, and (v) be signed by the holder of Old Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Exchange Agent that the person withdrawing the tender has succeeded to beneficial ownership of the Old Notes prior to the physical release of Old Notes to be withdrawn.

         Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be tendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Notes" at any time prior to the Expiration Date.


                      The Agent for the Exchange Offer is:

                         Harris Trust and Savings Bank

BY MAIL, BY HAND OR OVERNIGHT DELIVERY:                    BY FACSIMILE:
    Harris Trust and Savings Bank                          (212) 701-7636
c/o Harris Trust Company of New York
      88 Pine Street, 19th Floor                   CONFIRMATION AND INFORMATION:
       New York, NY 10005                                (212) 701-7624
  Attention: Reorganization Department